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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                DECEMBER 15, 2000
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                           CUBIST PHARMACEUTICALS, INC
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                   0-21379                   22-3192085
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 (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)            File Number)            Identification No.)


                 24 EMILY STREET, CAMBRIDGE, MASSACHUSETTS 02139
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 576-1999
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                                      -2-

         ITEM 5.  OTHER EVENTS.

            On October 23, 2000, the Registrant completed the acquisition of TerraGen Discovery Inc. in a transaction accounted for as a pooling-of-interest. In connection therewith, Cubist hereby reports the following results for the thirty days of combined operation during the month of November 2000.


             Total revenues for the month ended November 30, 2000 were $379,889.

             Net loss for the month ended November 30, 2000 was $5,084,652.

             Earnings per share for the month ended November 30, 2000 was ($0.18) per share.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CUBIST PHARMACEUTICALS, INC.


                                            By:  /s/ THOMAS A. SHEA
                                                 ------------------------------
                                                 Thomas A. Shea,
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer


Dated:  December 15, 2000